EXHIBIT 99.3
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                                  CERTIFICATION

         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of PalWeb Corporation (the "Company"), hereby certifies that the Company's Annual Report on Form 10-KSB for the Fiscal Year Ended May 31, 2002 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  September 12, 2002                    /s/ Paul A. Kruger
                                              ----------------------------------
                                              Name:  Paul A. Kruger
                                              Title: Chief Executive Officer and
                                                     Chief Financial Officer






                 The foregoing certification is being furnished
                      solely pursuant to 18 U.S.C.ss.1350.